                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement             [   ]   Confidential, for Use of the Commission
                                                        Only (as permitted by Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               RADVA CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               RADVA CORPORATION
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:
       (2) Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       (4) Proposed maximum aggregate value of transaction:
       (5) Total fee paid:

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided
       by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                               RADVA CORPORATION

                        Drawer 2900 First Street Station
                            Radford, Virginia 24143

                           -------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 16, 1997

                           -------------------------


                  The annual meeting of stockholders of RADVA Corporation will be held at 10:30 a.m. on April 16, 1997 at the Company's plant at 604 17th. St., Radford, Virginia, for the following purposes:

                  1) to elect seven (6) directors for a term of one year;

                  2) to transact such other business as may properly come
                     before the meeting.

                  The close of business on February 25, 1997 has been fixed as the record date for the annual meeting. All stockholders of record as of that date are entitled to notice of and to vote at the meeting and any adjournment thereof.

                                            BY ORDER OF THE
                                            BOARD OF DIRECTORS

                                            James M. Hylton
                                            Secretary

PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY. YOU MAY WITHDRAW THE PROXY AT ANY TIME BEFORE YOUR SHARES ARE VOTED AND MAY VOTE YOUR SHARES IN PERSON IF YOU ATTEND THE MEETING.

                               RADVA CORPORATION

                        Drawer 2900 First Street Station
                            Radford, Virginia 24143

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 16, 1997

         The enclosed proxy is solicited by and on behalf of the board of directors (the "Board of Directors") of RADVA Corporation (the "Company") for use at the annual meeting of stockholders of the Company to be held on April 16, 1997, and any adjournment thereof, for the purposes set forth in this proxy statement and in the attached notice of the annual meeting. If sufficient proxies are not returned in response to this solicitation, supplementary solicitations may be made by mail or by telephone or personal interview by directors, officers, and regular employees of the Company, none of whom will receive additional compensation for these services. The costs of solicitation will be borne by the Company, which will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to the beneficial owners of stock held by them.

         The stock represented by properly executed proxies received by the Company and not revoked will be voted for the election of the directors nominated unless the stockholder directs otherwise in the proxy, in which event such stock will be voted in accordance with such directions. A proxy may be revoked at any time before the stock to which it relates is voted either by written notice (which may be in the form of a substitute proxy delivered to the secretary of the meeting) or by attending the meeting and voting in person.

         The Board of Directors has fixed the close of business on February 25, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and any adjournment thereof. Each holder of record of the Company's common stock, par value $.01 per share, (the "Common Stock") on the record date will be entitled to one vote for each share of the Common Stock registered in his name. As of the close of business on the record date, 4,104,727 shares of the Common Stock were outstanding and entitled to vote at the annual meeting.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information as of March 19, 1997, as to the beneficial ownership of the Common Stock by the Company's directors individually and its officers and directors as a group and by persons known to the Company to be beneficial owners of more than 5% of the Common Stock.

    Name of              Share Beneficially            Percent
Beneficial Owner             Owned (1)                 of Class
----------------         ------------------            --------
Luther I. Dickens          1,106,120 (2) (3) (5)        26.95%

James M. Hylton              749,620 (2) (4) (6)        18.26%

Rush G. Allen                 81,620                     1.99%

J. Granger Macfarlane        101,000 (7)                 2.46%

David B. Kinney              102,000                     2.48%

William H. Wilson            188,667                     4.59%

All directors and officers
as a group (8 persons)     2,378,777 (8)                57.95%

--------------------------

         (1) Except as described in footnotes (2) through (7) below, each stockholder has sole voting power and sole investment power with respect to the shares set forth opposite his name.

         (2) Includes 61,700 of 123,400 shares owned by Jalu Company, a partnership in which Mr. Dickens and Dr. Hylton are general partners. Mr. Dickens and Dr. Hylton share voting and investment power with respect to all shares held by the partnership.

         (3) Includes 2,000 of 20,000 shares owned by HDH Partnership, a partnership in which Mr. Dickens and Dr. Hylton are partners.

         (4) Includes 18,000 of 20,000 shares owned by HDH Partnership, a partnership in which Mr. Dickens and Dr. Hylton are partners.

         (5) Includes 109,500 shares owned by Mr. Dickens' wife. Mr. Dickens may be deemed to share voting and investment power with respect to such shares.

         (6) Includes 5,000 shares owned by Pulaski Medical Services, Inc., a company in which Dr. Hylton is a majority stockholder and also includes 6,000 shares owned by Dr. Hylton's wife.

         (7) Includes 7,000 shares owned by Mr. Macfarlane's wife. Mr. Macfarlane may be deemed to share voting and investment power with respect to the shares owned by his wife.

         (8) Includes the shares discussed in footnotes (2) through (7) above.

                             ELECTION OF DIRECTORS

         Action will be taken at the annual meeting to elect seven (7) individuals to serve as directors of the Company. Unless otherwise directed on the proxy, shares represented by a proxy solicited by the Board of Directors will be voted in favor of the election as directors of all of the nominees named below. Each of the nominees has consented to being named as a nominee in this proxy statement and has agreed to serve on the Board of Directors if elected. If a nominee is unable to stand for election for any reason, shares represented by a proxy solicited by the Board of Directors may be voted for a substitute nominee designated by the Board of Directors. The persons elected as directors will hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

         The following table sets forth certain information as to the persons nominated by the Board of Directors for election as directors.

     Name                             Age          Director Since
     ----                             ---          --------------
Luther I. Dickens                     64                1962
James M. Hylton                       63                1966
Rush G. Allen                         70                1969
J. Granger Macfarlane                 67                1977
David B. Kinney                       76                1990
William H. Wilson                     45                1996

         Luther I. Dickens has been President of the Company since 1965 and serves on the Executive Committee of the Board of Directors. He holds a B.S. degree from the University of Richmond and has completed the small company management program at Harvard Business School. Mr. Dickens is Mr. Allen's nephew.

         James M. Hylton, M.D., has been Secretary and Treasurer of the Company since 1969 and serves on the Executive Committee of the Board of Directors. He is a practicing family physician in Pulaski, Virginia. Dr. Hylton holds a B.S. degree from VPI and an M.D. degree from the University of Virginia.

         Rush G. Allen retired in 1990. From 1984 to 1990 Mr. Allen was Vice President of L & A Mechanical Contractors, Inc., a privately-owned mechanical contracting firm. He served as Vice President of System Contractors, a privately-owned contracting company, from 1979 to 1984. Mr. Allen is Mr. Dickens' uncle.

         J. Granger Macfarlane has been President of Eastern Motor Inns, Inc., a company which owns and operates motor hotels, since 1971. Mr. Macfarlane holds a B.A. degree from Duke University.

         David B. Kinney, investor, is the managing partner of KINCO, an investment company. He holds a B.A. degree from Alma College and a J.D. degree from George Washington University.

         William H. Wilson founded Pioneer/Eclipse Corporation which was listed by Inc. Magazine as one of the fastest growing, privately held, companies in the United States during the years 1984-1987. Mr. Wilson received the Small Business Person of the Year award for 1987. In February of 1996, Wilson resigned as president of Pioneer/Eclipse Corporation to pursue active participation in his newly formed company, Global Syn-Tek Corporation. Wilson remains a member of the Board of Directors at Pioneer/Eclipse. Global Syn-Tek (short for "synergistic technologies") is a holding company for a conglomerate of businesses in which Wilson owns an interest. He acts as President and CEO. The company has offices in Paris, Germany, Switzerland, Sweden, and Canada.

                      MEETINGS AND COMMITTEES OF THE BOARD

         The Board of Directors held two meetings during the fiscal year ended December 31, 1995. Each incumbent director attended during that year 75% or more of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period he was a director) and (2) the total number of meetings of each committee of the Board of Directors (held during the period he served on such committee). The Company does not have standing audit, compensation, or nominating committees or committees performing similar functions.

                               CASH COMPENSATION

         The Company pays to each director who is not a Company employee a fee of $250 for each board meeting attended and reimburses each director for travel and lodging expenses incurred in connection with meeting attendance. Dr. Hylton receives $250 per month for serving on the Executive Committee.

         The following table sets forth the cash compensation paid by the Company for services rendered during the fiscal year ended December 31, 1995, to the executive officers of the Company whose aggregate cash compensation exceeded $60,000 and to all executive officers to the Company as a group.

Name of individual           Capacities in
or number in group           which served       Cash Compensation
------------------           ------------       -----------------
Luther I. Dickens             President           $ 129,384

All executive officers
as a group (3 persons)                              259,673

                               COMPENSATION PLANS

         The Company sponsors a number of bonus arrangements pursuant to which certain executive officers and employees of the Company may receive cash bonuses. Mr. Dickens receives an annual cash bonus equal to 4% of the net pre-tax earnings of the Company in excess of $100,000. In addition, certain executive officers other than Mr. Dickens and certain operating managers receive annual cash bonuses based on a percentage of the net pre-tax earnings of the operating divisions or plants for which such persons are responsible.

     The Company sponsors a 401K plan which provides eligible employees with benefits. All employees of the Company who have completed one year of service and have attained the age of 21 are eligible to participate. The Company will match 25% of employees salary deferrals limited to contributions up to 4% of their annual gross earnings. Therefore the company's contributions are limited to 1% of employee's gross earnings.

         Benefits upon a break in service are vested based upon a percentage of the participant's account increasing from 10% for one year of service to 100% for seven years of service. A participant is credited with a year of service for each year during which the participant is credited with having worked at least 1,000 hours. A participant with fewer than 500 hours of service in a year is deemed to have had a one year break in service. The non-vested portion of the account of a participant with a break in service is forfeited and allocated to the accounts of the remaining participants in proportion to their compensation. Voluntary contributions by participants are not subject to the vesting requirements and are returned upon the occurrence of any event requiring payment of vested Company contributions. The amount of the Company contributions and the forfeitures allocated to a participant's account in a year may not exceed the limits upon annual additions to qualified plans imposed by Section 415 of the Internal Revenue Code of 1986.

         The 401K contributions are invested with The Principal Financial Group. The plan is administered by an administrative committee comprised of Mr. Dickens and two other employees of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company's Custom Mold Division is located in space that is leased from a partnership in which Mr. Dickens and Dr. Hylton are general partners. The lease is on a month-to-month basis and requires monthly rental payments of $1,000. In addition, the Company rents office space from a partnership in which Mr. Dickens and Dr. Hylton have an interest for $3,700 per month. The Company believes that the terms of these two arrangements are fair and reasonable to the Company, as tenant, are generally comparable to the terms of similar properties in the same general location, and are as favorable to the Company as if entered into with an unaffiliated party.

                                 OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the annual meeting. If any other matters are properly presented, however, the persons named in the enclosed proxy intend to vote the shares represented by such proxy in accordance with their best judgement.

                             STOCKHOLDER PROPOSALS

         The stockholders may present proposals for consideration at the 1995 annual meeting of stockholders to the Company for inclusion in its proxy materials for such meeting. Any such proposal should be submitted in writing in accordance with Securities and Exchange Commission rules to RADVA Corporation, Drawer 2900 First Street Station, Radford, Virginia 24143 (Attention: James M. Hylton, Secretary), and must be received a reasonable time before proxies are solicited for the 1996 annual meeting to be included in the annual meeting proxy materials.

                              FURTHER INFORMATION

         The Company will provide without charge to each person from whom a proxy is solicited by the Board of Directors, upon the written request of such person, a copy of the Company's annual report on Form 10-K, including the financial statements and schedules thereto, filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 1994. Such written request should be sent to RADVA Corporation, Drawer 2900 First Street Station, Radford, Virginia 24143 (Attention: James M. Hylton, Secretary).

                                               BY ORDER OF THE
                                               BOARD OF DIRECTORS

                                               James M. Hylton
                                               Secretary

                               RADVA CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          TO BE HELD ON APRIL 16, 1997

     The undersigned hereby appoints Luther I. Dickens and James M. Hylton as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as directed on the reverse, all shares of the common stock of RADVA Corporation held of record by the undersigned on February 25, 1997 at the annual meeting of stockholders of RADVA Corporation to be held on April 16, 1997, and at any adjournments thereof.


                            (PLEASE SEE OTHER SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                               RADVA CORPORATION

                                 APRIL 16, 1997


                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

      PLEASE MARK YOUR
[ X ] VOTES AS IN THIS
      EXAMPLE.

                   FOR ALL NOMINEES HELD       WITHHOLD AUTHORITY
                    AT RIGHT (EXCEPT AS         TO VOTE FOR ALL
                  MARKED TO THE ORDINARY)      NOMINEES AT RIGHT

1. ELECTION OF           [    ]                     [     ]                NOMINEES: Luther I. Dickens
   DIRECTORS                                                                         James M. Hylton
                                                                                     Rush G. Allen
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE                                          J. Granger-Macfariane
FOR AN INDIVIDUAL NOMINEE, STRIKE THROUGH THE                                        David B. Kinney
NOMINEE'S NAME IN THE LIST AT RIGHT.                                                 William H. Wilson


2. The proxies are authorized to vote in their discretion upon such other matters at any properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, WHERE NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

PLEASE COMPLETE, DATE, SIGN, AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.


_____________________________________       ____________________________________________    DATED: __________________, 1997
    PRINT NAME OF STOCKHOLDER                         SIGNATURE OF STOCKHOLDER

Note: Please sign your name(s) exactly as shown imprinted hereon. If this proxy is to be signed by an administrator, attorney-in-fact, guardian, executor or trustee please give the signer's full title as such. If the stockholder is a corporation,  this proxy must be signed in the name of the corporation by an authorized officer. If the stockholder is a partnership, this proxy must be signed in the name of the partnership by an authorized person.
